UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2021

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13057	13-2622036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 318-7000
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $.01 par value	RL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	The Annual Meeting of Stockholders of Ralph Lauren Corporation (the “Company”) was held on July 29, 2021.

(b)	The stockholders (i) elected all of the Company’s nominees for director to serve until the Company’s 2022 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 27, 2022; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

Each person duly elected as a director received the number of votes indicated beside his or her name below. Class A directors are elected by the holders of Class A Common Stock and Class B directors are elected by holders of Class B Common Stock. Except for the election of directors, the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented for the consideration of our stockholders. Each owner of record of Class A Common Stock on the record date is entitled to one vote for each share. Each owner of record of Class B Common Stock on the record date is entitled to ten votes for each share.

1.	Election of Directors:

Class A Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Michal A. George	37,099,303	1,620,129	2,562,059
Hubert Joly	35,448,269	3,271,163	2,562,059
Linda Findley Kozlowski	37,354,994	1,364,438	2,562,059

Class B Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Ralph Lauren	248,812,760	0	2,562,059
David Lauren	248,812,760	0	2,562,059
Patrice Louvet	248,812,760	0	2,562,059
Angela Ahrendts	248,812,760	0	2,562,059
John R. Alchin	248,812,760	0	2,562,059
Frank A. Bennack, Jr.	248,812,760	0	2,562,059
Valerie Jarrett	248,812,760	0	2,562,059
Judith A. McHale	248,812,760	0	2,562,059
Darren Walker	248,812,760	0	2,562,059

2

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 27, 2022.

Number of Votes For	Number of Votes Against	Abstentions
288,344,861	1,711,717	37,673

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
278,735,139	8,766,125	30,928	2,562,059

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: August 2, 2021	By:	/s/ Jane Hamilton Nielsen
		Name:	Jane Hamilton Nielsen
		Title:	Chief Operating Officer and Chief Financial Officer

4